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                                                                 EXHIBIT 10.12













                          AXIS CAPITAL HOLDINGS LIMITED
                     2003 LONG-TERM EQUITY COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE MARCH 14, 2003










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



                                TABLE OF CONTENTS


                                                                                      PAGE
                                                                                      ----
ARTICLE 1 Establishment, Objectives, and Duration.......................................1

ARTICLE 2 Definitions...................................................................2

ARTICLE 3 Administration................................................................6

ARTICLE 4 Shares Subject to the Plan and Maximum Awards.................................6

ARTICLE 5 Eligibility and Participation.................................................7

ARTICLE 6 Options.......................................................................7

ARTICLE 7 Stock Appreciation Rights.....................................................9

ARTICLE 8 Restricted Stock.............................................................11

ARTICLE 9 Performance Units and Performance Shares.....................................12

ARTICLE 10 Share Purchase Rights.......................................................13

ARTICLE 11 Restrictions on Shares; Puts, Rights and Rights of First Refusal............14

ARTICLE 12 Beneficiary Designation.....................................................14

ARTICLE 13 Rights of Participants......................................................15

ARTICLE 14 Change in Control...........................................................15

ARTICLE 15 Amendment, Suspension, and Termination......................................16

ARTICLE 16 Withholding.................................................................16

ARTICLE 17 Indemnification.............................................................17

ARTICLE 18 Successors..................................................................17

ARTICLE 19 Miscellaneous...............................................................17




                                      - i -

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                          AXIS CAPITAL HOLDINGS LIMITED
                     2003 LONG-TERM EQUITY COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE MARCH 14, 2003

                                   ARTICLE 1

                     ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. AXIS Capital Holdings Limited, a company organized and existing under Bermuda law (hereinafter referred to as the "Company"), established an incentive compensation plan effective January 1, 2003 (the "Effective Date") to be known as the "AXIS Capital Holdings Limited 2003 Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Share Purchase Rights.

         The Plan has been amended and restated effective March 14, 2003 (the "Restatement Date"), subject to shareholder approval within 12 months before or after the date the amended and restated Plan is adopted, to provide for the merger of the Specialty Incentive Plan into the Plan and the assumption of Awards granted under the Specialty Incentive Plan, as well as to make certain other desired amendments to the Plan. The amended and restated Plan shall remain in effect as provided in Section 1.3 herein.

         1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3 DURATION OF THE PLAN. The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award of Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.

                                   ARTICLE 2

                                   DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and, when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "AFFILIATE" means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls or is controlled by the Company.

         2.2 "AWARD" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Share Purchase Rights. Awards shall also include awards granted under the Specialty Incentive Plan assumed by the Company on the Restatement Date.

         2.3 "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

         2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.5 "CHANGE IN CONTROL" will be deemed to have occurred as of the first day any of the following events occurs:

             (a) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company,
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) below;

             (b) Individuals who, as of the Effective Date, constitute the Board (hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided however, that any individual becoming a director subsequent to the date herein whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, excluding any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

             (c) Consummation of a reorganization, merger, share exchange, amalgamation, recapitalization, consolidation or similar transaction by and among the Company and another Person, including, for this purpose, a transaction as a result of which another Person owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent management personnel) of the Person resulting from such Business Combination or that, as a result of such Business Combination, owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries, in substantially the same proportions as their ownership of the Outstanding Company Voting Securities immediately prior to such Business Combination; (ii) no Person (excluding any Person resulting from such Business Combination, or that, as a result of such Business Combination, owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries, or any employee benefit plan (or related trust) of the foregoing) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent management personnel) of the Person resulting from such Business Combination or that, as a result of such Business Combination, owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries, except to the extent that such ownership existed with respect to the Company prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or equivalent management personnel) of the Person resulting from such Business Combination or that, as a result of such Business Combination, owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries, were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board, pursuant to which such Business Combination is effected or approved; or

             (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the Company's assets.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other committee appointed by the Board to administer the Plan.

         2.8 "COMPANY" means AXIS Capital Holdings Limited, a company organized and existing under the laws of the Islands of Bermuda, and any successor thereto as provided in Article 18 herein.

         2.9 "CONSULTANT" means an independent contractor that provides consulting services to the Company or an Affiliate.

         2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or an Affiliate.

         2.11 "DISABILITY" shall have the meaning ascribed to such term in the employee health care plan maintained by the Company, or if no such plan exists, at the discretion of the Committee.

         2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 herein.

         2.13 "EMPLOYEE" means any employee of the Company or an Affiliate. Directors and Consultants who are not employed by the Group shall not be considered Employees under the Plan.

         2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.15 "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.16 "FAIR MARKET VALUE" means the closing sale price of a Share on the principal securities exchange or market on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported or, if the Shares are not publicly traded, the fair market value of the Shares as determined in good faith by the Committee.

         2.17 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

         2.18 "GROUP" means the Company and its Affiliates.

         2.19 "INCENTIVE STOCK OPTION" or "ISO" means a stock option to purchase Shares that is intended to meet the requirements of Code Section 422.

         2.20 "NONEMPLOYEE DIRECTOR" shall have the meaning ascribed to such term in Rule 16b-3 of the Exchange Act.

         2.21 "NONQUALIFIED STOCK OPTION" or "NQSO" means a stock option to purchase Shares that is not intended to constitute an ISO.

         2.22 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article 6 herein.

         2.23 "PARTICIPANT" means a current or former Employee, Director or Consultant who has outstanding an Award granted under the Plan.

         2.24 "PERFORMANCE SHARE" means an Award described in Article 9 herein.

         2.25 "PERFORMANCE UNIT" means an Award described in Article 9 herein.

         2.26 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

         2.27 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.28 "RESTATEMENT DATE" shall have the meaning ascribed to such term in
Section 1.1 herein.

         2.29 "RESTRICTED STOCK" means an Award granted pursuant to Article 8 herein.

         2.30 "RETIREMENT" unless defined otherwise in an Award Agreement, means:

             (a) for an Employee, such Employee's termination of employment with all members of the Group but only if either (i) such termination shall have occurred on or after the date on which he or she shall have attained age 60 and prior to such termination such Employee shall have completed 10 years of continuous employment with any one or more members of the Group or (ii) such termination shall have occurred on or after the date on which he or she shall have attained age 60 and the Committee by affirmative action determines such termination shall constitute a Retirement for purposes of the Plan; and

             (b) for a Director, such Director's termination of service with all members of the Group but only if either (i) such termination shall have occurred on or after the date on which he or she shall have attained age 60 and prior to such termination such Director shall have completed 10 years of continuous employment with any one or more members of the Group or (ii) such termination shall have occurred on or after the date on which he or she shall have attained age 60 and the Board by affirmative action determines such termination shall constitute a Retirement for purposes of the Plan.

         Consultants shall not be eligible for Retirement hereunder.

         2.31 "SHARE PURCHASE RIGHT" means the right to purchase Shares granted pursuant to Article 10 herein.

         2.32 "SHARES" means shares of the Company's common stock, par value U.S. $0.10 per share.

         2.33 "SPECIALTY INCENTIVE PLAN" means the AXIS Specialty Limited Long-Term Equity Compensation Plan, as amended from time to time. 2.34 "STOCK APPRECIATION RIGHT" or "SAR" means an Award granted alone or in connection with a related Option pursuant to the terms of Article 7 herein.

         2.35 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein.

                                   ARTICLE 3

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee appointed by the Board. To the extent the Company deems it to be necessary or desirable with respect to any Awards made hereunder, the members of the Committee may be limited to Nonemployee Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Memorandum of Association or the Bye-laws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees, Directors and Consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee or the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its shareholders, Directors, Employees, Consultants, Participants, and their estates and beneficiaries.

                                   ARTICLE 4

                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS.

             (a) SHARE PURCHASE RIGHTS. Subject to adjustment as provided in
Section 4.2 herein, the maximum number of Shares that may be offered for purchase pursuant to Share Purchase Rights shall be 150,000 Shares. In determining the number of Shares offered for purchase pursuant to Share Purchase Rights, Shares offered for purchase pursuant to share purchase rights granted under the Specialty Incentive Plan and assumed by the Plan shall be included.

             (b) OTHER AWARDS. Subject to adjustment as provided in Section 4.2 herein, the maximum number of Shares available for Awards to Participants under the Plan other than pursuant to Share Purchase Rights shall be equal to 1,706,899. In determining the number of Shares subject to outstanding Awards hereunder, Awards granted under the Specialty Incentive Plan and assumed by the Plan shall be included. If any Award is forfeited or for any reason expires, is terminated, or is cancelled without exercise if an Option or SAR, without vesting if Restricted Stock, or without having been earned if a Performance Share or Performance Unit, the Shares subject to such Award shall again be available for grant or issuance under the Plan.

         4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in capitalization of the Company, including, but not limited to, a stock split, stock dividend, merger, recapitalization, share exchange, amalgamation, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), separation, including a spin-off or other distribution of stock or property of the Company, or any partial or complete liquidation of the Company, such adjustment shall be made to the (a) maximum number of Shares available for grants under the Plan, as provided in Section 4.1, and/or kind of Shares that may be delivered under the Plan, and (b) number, kind and/or price of Shares (I.E., Exercise Price for Options, grant price for SARs, initial value for Performance Shares and Performance Units, and purchase price for Share Purchase Rights) subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to the Plan and/or any Award shall always be rounded to the nearest whole number, with one-half (1/2) of a share rounded up to the next higher number.

                                   ARTICLE 5

                          ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in the Plan include all Employees, Directors, and Consultants of the Group.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted.

                                   ARTICLE 6

                                     OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors, and Consultants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided, however, that only Employees may be granted ISOs.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether all or a portion of the Option is intended to be an ISO or an NQSO.

         6.3 EXERCISE PRICE. The Exercise Price for each grant of an Option under the Plan shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options shall be exercisable at such times and subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the full number of Shares with respect to which the Option is to be exercised and by full payment for the Shares.

         The Exercise Price of any Option shall be payable to the Company in full either (a) in cash or its equivalent or (b) if permitted by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares, other than Shares purchased by the Participant on the open market, which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price), or (c) by a combination of
(a) and (b).

         Additionally, if the Company's shares are publicly traded, Options may be exercised by a cashless exercise, as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means may be allowed on such terms and conditions as the Committee, in its sole discretion, shall determine to be consistent with the Plan's purpose and applicable law, from time to time.

         Subject to any applicable laws and governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall issue to the Participant and/or a transferee of all or a portion of the Option (provided such transfer was permitted under law and the terms of the Plan and Award Agreement), Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or, if Participant is a Director or Consultant, service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

         6.8 NONTRANSFERABILITY OF OPTIONS.

             (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, during the lifetime of a Participant, all ISOs granted to such Participant under the Plan shall be exercisable only by such Participant.

             (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, during the lifetime of a Participant, all NQSOs granted to such Participant shall be exercisable only by such Participant.

                                   ARTICLE 7

                            STOCK APPRECIATION RIGHTS

         7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant and in the terms and conditions pertaining to such SARs.

         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.

         7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the

Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

         7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

         7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

             (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

             (b) the number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7 TERMINATION OF EMPLOYMENT OR SERVICE. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or, if Participant is a Director or Consultant, service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

         7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, during the lifetime of a Participant, all SARs granted to such Participant under the Plan shall be exercisable only by such Participant.

                                   ARTICLE 8

                               RESTRICTED STOCK

         8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

         8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         8.3 TRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, the Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. During the lifetime of a Participant, all rights with respect to the Restricted Stock granted to such Participant under the Plan shall be available only to such Participant.

         8.4 RESTRICTIONS. Subject to the terms herein, the Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable and as are set forth in the Award Agreement including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting, and/or restrictions under applicable federal or state securities laws.

         The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in the Plan, a Participant's Award Agreement or as otherwise provided by the Committee, Shares of Restricted Stock shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         8.5 VOTING RIGHTS. During the Period of Restriction, subject to any limitations imposed under the Bye-laws of the Company or in an Award Agreement, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate and as are set forth in the Award Agreement.

         8.7 TERMINATION OF EMPLOYMENT OR SERVICE. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or, if Participant is a Director or Consultant, service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

                                   ARTICLE 9

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and as shall be set forth in the Award Agreement.

         9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

         9.3 EARNING OF PERFORMANCE UNITS/SHARES. Except as otherwise provided in an Award Agreement, after the applicable Performance Period has ended, a holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by him or her over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Units/Shares may be granted subject to any restrictions deemed appropriate by the Committee and set forth in the Award Agreement.

         At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants. In addition, Participants may, if the Committee so determines and subject to any limitations imposed under the Bye-laws of the Company or in an Award Agreement, exercise voting rights with respect to such Shares.

         9.5 TERMINATION OF EMPLOYMENT OR SERVICE. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Performance Units/Shares following termination of the Participant's employment or, if Participant is a Director or Consultant, service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all Performance Units/Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service, as the case may be.

         9.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, during the lifetime of a Participant, such Participant's rights under the Plan shall be exercisable only by the Participant or the Participant's legal representative.

                                   ARTICLE 10

                              SHARE PURCHASE RIGHTS

         10.1 GRANT OF SHARE PURCHASE RIGHTS. Subject to the terms and provisions of the Plan, Share Purchase Rights may be granted to Employees in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Only Employees are eligible to receive Share Purchase Rights.

         10.2 AWARD AGREEMENT. Each Share Purchase Right grant may be evidenced by an Award Agreement that shall specify the purchase price, the period during which the Shares may be purchased, the number of Shares to which the Share Purchase Right pertains, and such other provisions as the Committee shall determine.

         10.3 PURCHASE PRICE. The purchase price of Shares offered pursuant to a Share Purchase Right shall be established by the Committee in its sole discretion.

         10.4 DURATION OF STOCK PURCHASE RIGHTS. Each right granted to a Participant shall expire at such time as the Committee shall determine and as set forth in the Award Agreement at the time of grant.

         10.5 PAYMENT. The payment for Shares purchased pursuant to Stock Purchase Rights shall be in cash or its equivalent. Subject to any governing rules or regulations, as soon as practicable after receipt of full payment, the Company shall issue to the Participant, in the Participant's name, either individually or jointly, Shares in an appropriate amount based upon the number of Shares purchased under the Share Purchase Right(s).

         10.6 LOANS.

             (a) To assist Employees in purchasing Shares pursuant to Share Purchase Rights, the Company, in its sole discretion, may enter into loans with one or more Employees. Such loans shall be full recourse and shall be secured by the Shares purchased with the loan proceeds (plus any other security interest specified by the Committee). Interest on the loans shall accrue at such rate as the Committee shall determine in its sole discretion (which rate need not be uniform among loans made at different times or to different Employees), and shall be payable annually; provided, however, that the full principal and interest on such loans shall become immediately due and payable in full upon termination of the Employee's employment for any reason or upon sale or disposition of any Shares serving as security for the loan (or at such earlier times as the Committee may specify in the loan documents). To the extent an Employee defaults on any loan made pursuant hereto, the Company shall have the right to offset any other compensation otherwise payable to the Employee, whether payable hereunder or otherwise. The Committee may impose such other terms and conditions on loans made pursuant hereto as it may desire from time to time; such additional terms and conditions shall be set forth in the applicable loan documents.

             (b) Notwithstanding the above, executive officers of the Company shall be prohibited from receiving loans under this Section.

                                   ARTICLE 11

        RESTRICTIONS ON SHARES; PUTS, RIGHTS AND RIGHTS OF FIRST REFUSAL

         11.1 RESTRICTIONS ON SHARES. All Shares acquired pursuant Awards granted hereunder shall be subject to any applicable restrictions contained in the Company's Bye-laws, Memorandum of Association, or Shareholders Agreement. In addition, the Committee may impose such restrictions on any Shares acquired pursuant to Awards as it may deem advisable, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, restrictions under any blue sky or state securities laws applicable to such Shares.

         11.2 PUTS, CALLS AND RIGHTS OF FIRST REFUSAL. The Committee may make Shares acquired pursuant to Awards granted hereunder subject to call rights, put rights, and/or rights of first refusal as it may deem advisable and as set forth in the applicable Award Agreement. Any such rights shall terminate at the time of an initial public offering of the Shares.

                                   ARTICLE 12

                             BENEFICIARY DESIGNATION

         Subject to the terms and conditions of the Plan and applicable Award Agreement, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing during the Participant's lifetime with the party chosen by the Company, from time to time, to administer the Plan. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                   ARTICLE 13

                             RIGHTS OF PARTICIPANTS

         13.1 CONTINUED SERVICE. Nothing in the Plan shall:

             (a) interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time,

             (b) confer upon any Participant any right to continue in the employ or service of any member of the Group, or

             (c) confer on any Director any right to continue to serve on the Board of Directors of any member of the Group.

         13.2 PARTICIPATION. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

                                   ARTICLE 14

                                CHANGE IN CONTROL

         14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

             (a) any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, unless exercised, cashed out, or replaced;

             (b) any Period of Restriction imposed on Restricted Shares shall lapse; and

             (c) the target performance goals or payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully attained for all then open Performance Period(s).

         14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to such Participant's outstanding Awards; provided, however, the Board, upon recommendation of the Committee, may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

                                   ARTICLE 15

                     AMENDMENT, SUSPENSION, AND TERMINATION

         15.1 AMENDMENT, SUSPENSION, AND TERMINATION. The Board may at any time and from time to time amend, suspend or terminate the Plan or any Award hereunder in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with any applicable tax or securities laws, or the rules of any securities exchange on which the securities of the Company are listed, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon; provided further that no amendment, suspension or termination shall adversely affect any Award hereunder without the consent of the Participant to whom such Award has been made.

         15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, including, without limitation, the performance targets included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 herein) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                                   ARTICLE 16

                                   WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

         16.2 SHARE WITHHOLDING. Participants may elect, subject to the approval of the Committee, to satisfy all or part of such withholding requirement by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   ARTICLE 17

                                 INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by applicable law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company's best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Memorandum of Association or the Bye-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 18

                                   SUCCESSORS

         The Company shall require any successor (whether direct or indirect, by purchase, merger, share exchange, reorganization, recapitalization, amalgamation, consolidation, or otherwise) to all or substantially all of its business or assets to expressly assume and agree to perform under the Plan in the same manner and to the same extent that it would be required to perform if no such succession had taken place. As used in the Plan, the term "Company" shall mean any successor that expressly assumes and agrees to perform the Plan, which otherwise becomes bound by all the terms and provisions of the Plan by operation of law, or any other entity which expressly assumes the obligations under, and agrees to administer, the Plan, as determined by the Committee in its sole discretion.

                                   ARTICLE 19

                                  MISCELLANEOUS

         19.1 MERGER AND ASSUMPTION OF AWARDS. As of the Restatement Date, the Specialty Incentive Plan shall be merged with and into the Plan, and each Award granted under the Specialty Incentive Plan that is outstanding at such time shall be assumed by the Plan. Such assumed Awards shall be subject to (a) the terms and conditions of the existing Award Agreements pursuant to which they were granted and (b) the terms and conditions applicable to Awards granted under this Plan. To the extent that there shall be any conflict between the terms of any such existing Award Agreement of a Participant and the terms and conditions applicable to Awards granted under this Plan, the terms of such existing Award Agreement shall govern to the extent that such terms would be more favorable to such Participant.

         19.2 LEGAL CONSTRUCTION. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural. References to sections, rules, or regulations shall be deemed to include references to any successor sections, rules, or regulations.

         19.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.4 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to, and may be made contingent upon satisfaction of, all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         19.5 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Islands of Bermuda, without reference to principles of conflict of law.